UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Marker Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MARKER THERAPEUTICS, INC.

3200 Southwest Freeway, Suite 2240

Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held At 8:00 a.m. Central Time on Thursday May 9, 2019

Dear Stockholders of Marker Therapeutics, Inc.:

The 2019 Annual Meeting of Stockholders of Marker Therapeutics, Inc., a Delaware Corporation (the “Company”) (including any postponements or adjournments thereof, the “Annual Meeting”) will be held on Thursday May 9, 2019 at 8:00 a.m. central time, at Pillsbury Winthrop Shaw Pittman LLP, Two Houston Center, 909 Fannin St, Suite 2000, Houston, Texas 77010 for the following purposes:

(1)	To elect six (6) Directors of the Company to serve until the next annual meeting of stockholders;
(2)	To approve by a non-binding advisory vote the executive compensation of our named executive officers;
(3)	To ratify the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2019; and
(4)	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Our Board of Directors has fixed the close of business on March 18, 2019, as the record date for the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting and any adjournment thereof.  Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting.

This Proxy Statement and our Annual Report can be accessed directly at the following internet address: http: www.proxyandprinting.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone or mail.

We appreciate your continued support of Marker Therapeutics, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your Proxy.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Peter Hoang
Houston, Texas	PETER HOANG
March 28, 2019	Chief Executive Officer and President

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MARKER THERAPEUTICS, INC.

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Central Time on Thursday, May 9, 2019

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2019 annual meeting of stockholders of Marker Therapeutics, Inc., a Delaware corporation (“Marker”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 9, 2019 at 8:00 a.m. Central Time, at Pillsbury Winthrop Shaw Pittman LLP, Two Houston Center, 909 Fannin St, Suite 2000, Houston, Texas 77010.

Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting are set forth in our Proxy Statement. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about March 28, 2019 to our beneficial owners and stockholders of record who owned our common stock at the close of business on March 18, 2019. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the Proxy materials be sent to them by following the instructions in the Notice.

This Proxy Statement and our annual report can be accessed directly at the following Internet address: www.proxyandprinting.com. You will be asked to enter the control number located on your Notice.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Marker and look forward to either greeting you in person at the Annual Meeting or receiving your Proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 9, 2019: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyandprinting.com.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

What matters am I voting on and how does the Board of Directors recommend that I vote?

PROPOSAL	MARKER BOARD OF DIRECTORS VOTING RECOMMENDATION

(Proposal No. 1) The election of six directors to serve until our 2020 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR each nominee

(Proposal No. 2) The approval, on an advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).	FOR

(Proposal No. 3) Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.	FOR

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. You may be asked to consider any other business that properly comes before the Annual Meeting.

Who is entitled to vote?

Holders of our common stock as of the close of business on March 18, 2019, the record date, may vote at the Annual Meeting. As of the record date, there were 45,467,684 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders

If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting Proxy directly to the individuals listed on the Proxy card or to vote in person at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders

If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your nominee’s procedures for obtaining a legal proxy appointing you as the nominee’s proxy to vote the shares at the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

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How many votes are needed for approval of each proposal?

Election of Directors (Proposal No. 1). Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The six nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to our Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions and broker “non-votes” will not be counted toward such nominee’s achievement of plurality.

Advisory Vote on the Compensation of our Named Executive Officers (Proposal No. 2). For the advisory vote on the compensation of our named executive officers, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Ratification of Independent Accountants (Proposal No. 3). For the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Other Matters. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of one third of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	by Internet at www.proxyandprinting.com, 24 hours a day, seven days a week, until 10:00 a.m. on May 8, 2019 (have your Notice or proxy card in hand when you visit the website);

•	by toll-free telephone at (877) 502-0550 (have your Notice or proxy card in hand when you call);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by written ballot at the Annual Meeting.

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If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	completing and returning a later-dated proxy card;

•	notifying the Secretary of Marker Therapeutics, Inc., in writing, at: Marker Therapeutics, Inc., 3200 Southwest Freeway, Suite 2240, Houston, Texas 77027; or

•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the Annual Meeting in person?

You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the record date. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport, as well as proof of share ownership. Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about March 28, 2019 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

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How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms, banks and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your nominee will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm. Your nominee will not have discretion to vote on the election of directors, or the advisory vote on Say-on-Pay, which are “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Marker Therapeutics, Inc.

Attention: Investor Relations

3200 Southwest Freeway, Suite 2240

Houston, Texas 77027

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2020 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 10, 2020. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Marker Therapeutics, Inc.

Attention: Secretary

3200 Southwest Freeway, Suite 2240

Houston, Texas 77027

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Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our Proxy Statement. Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before such meeting by or at the direction of our Board of Directors or any committee thereof, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2020 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 10, 2020; and

•	not later than February 8, 2020.

In the event that we hold our 2020 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our Proxy Statement must be received no earlier than the close of business on the 120th day before our 2020 annual meeting of stockholders and no later than the close of business on the later of the following two dates:

•	the 90th day prior to our 2020 annual meeting of stockholders; or

•	the 10th day following the day on which public announcement of the date of 2020 annual meeting of stockholders is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by our Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. We have also granted director nomination rights and Board observer rights to a stockholder and observer rights to another stockholder. For additional information regarding stockholder recommendations for director candidates, see the section titled “Corporate Governance— Stockholder Nominations and Board Observer Rights.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a Proxy Statement.

Availability of Bylaws

A copy of our bylaws is available via the SEC's website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors currently is comprised of the following six Board members: Frederick Wasserman, David Laskow-Pooley, John Wilson, Dr. Juan Vera, David Eansor and Peter Hoang.

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, as nominees the following individuals for election as directors at the Annual Meeting.

Frederick Wasserman;

David Laskow-Pooley;

John Wilson;

Dr. Juan Vera;

David Eansor; and

Peter Hoang.

If elected, each of the Directors will hold office until the next annual meeting of stockholders and until their successor is elected and qualified, or as otherwise provided by our Bylaws or by Delaware law.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

•	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid proxies for the election of such substitute nominee;

•	allow the vacancy to remain open until a suitable candidate is located and nominated; or

•	adopt a resolution to decrease the authorized number of Directors.

For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance” below.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of the above-mentioned nominees.

We expect that all of the foregoing nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Information About Nominees

Information about each nominee as of March 15, 2019 is set forth below:

Name	Age	Position
Frederick Wasserman	64	Chairman of the Board and Independent Director
David Laskow-Pooley	64	Independent Director
John Wilson	59	Independent Director
Juan Vera	39	Director
David Eansor	58	Independent Director
Peter Hoang	47	Director, President and Chief Executive Officer

Directors of the Company

Frederick Wasserman. Mr. Wasserman joined the Board in January 2016 and has served as the Chairman of our Board of directors since October 17, 2018. Mr. Wasserman brings to our Board an extensive array of business and industry experience as well as experience as a director of public companies. He is a business executive with over 35 years of business experience, having served at various companies in roles including Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer. He is currently the President of FGW Partners LLC, Pennington, NJ, where he has been employed since 2007. He currently serves on the boards of directors of DHL Holdings Corp, MAM Software Group, Inc., and SMTC Corporation. Mr. Wasserman was employed as a certified public accountant from 1976 to 1989. He earned a Bachelor of Science degree from The Wharton School at The University of Pennsylvania in 1976.

David Laskow-Pooley. Mr. Laskow-Pooley joined the Board in March 2015. Mr. Laskow-Pooley brings a wealth of experience in the pharmaceutical industry and with start-up and early stage pharmaceutical/biotech organizations. He has served as CEO of LondonPharma Ltd, a clinical stage company re-purposing approved drugs through novel drug delivery technologies, between April 2012 and September 2018. He is also a Co-founder of Pharmafor Ltd, a small company incubator. He was formerly Managing Director (UK) of Nasdaq-listed drug discovery platform company, OSI, where he was employed from 2002 to 2004. He also was part of the corporate team that developed and launched Tarceva for the treatment of lung cancer with marketing partners Roche and Genentech. He is a pharmacist with more than 40 years of experience in the Pharmaceutical, Diagnostic and Device sectors, and has had a distinguished career in multinational pharmaceutical companies including Glaxo SmithKline and Abbott, in addition to Life Technologies (Biotech Life Sciences) and Amersham, now GE Healthcare (Diagnostic Imaging). He currently serves on the boards of directors of Pharmafor Ltd, a UK private company and Neurovive AB, a Swedish and US public company. Mr. Laskow-Pooley received Bachelor of Science degree in Pharmacy from the Sunderland School of Pharmacy in 1977.

John Wilson.  Mr. Wilson joined the Board in October 2018. Mr. Wilson brings extensive experience in commercial scale production of T cells for T cell therapy. Since 1996, he has been CEO of Wilson Wolf Manufacturing Corporation, which designs, develops and manufactures cell culture devices for the field of biotechnology. He has obtained over 50 related patents with numerous patents currently pending. His expertise in cell production extends back to 1986 when he participated in the first National Cancer Institute grant program to design a cell culture device to support Dr. Steven Rosenberg’s groundbreaking lymphocyte activated killer cell program. Mr. Wilson is a co-inventor of the G-Rex® cell culture platform, which is widely used for large-scale production of T cells. He is a co-inventor of Marker’s multi-tumor associated antigen technology, co-founder of Marker Cell Therapy Inc. and was its CEO up until the merger. He is also a co-founder and a current Director of ViraCyte, Inc., a late clinical stage biopharmaceutical company formed in 2013 to commercialize T cell products for severe viral infections. Mr. Wilson has a BA in Business Administration and a BA in Economics from Hamline University in Minnesota, and a B.S. in Mechanical Engineering from the University of Minnesota.

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Juan F. Vera, MD.  Dr. Vera joined the Board in October 2018 and has served as our Chief Development Officer since October 19, 2018. He brings a vast amount of experience working with immunocellular technologies. Dr. Vera was trained as a medical surgeon, and since 2004 has held different positions at the Center for Cell and Gene Therapy (CAGT) at BCM, first as a postdoctoral associate from 2004 to 2008, an instructor from 2009 to 2010, an Assistant Professor from 2011 to 2014 and an Associate Professor from 2015 to present. While at CAGT, he has worked extensively on developing novel T cell therapies and optimizing manufacturing processes for clinical applications at CAGT. In collaboration with Wilson Wolf Manufacturing Corporation, he has been instrumental in the design and testing of the G-Rex® cell culture platform and pioneered its use for the large-scale production of T cells. Dr. Vera is also a co-inventor of Marker’s multi-tumor associated antigen technology and co-founder of Marker Cell Therapy-, Inc. Dr. Vera is also a co-founder and a current Director of ViraCyte, Inc., a late clinical stage biopharmaceutical company formed in 2013 to commercialize T cell products for severe viral infections.. Dr. Vera has extensive expertise in developing and streamlining therapeutic candidates from the research bench to the cGMP facility while ensuring production and scalability. Dr. Vera has previously collaborated with Celgene and Bluebird Bio in developing novel CAR T cell therapies. He has also been the recipient of different prestigious awards including the Idea Development Award from the Department of Defense and Mentored Research Scholar Award from the American Cancer Society. Dr. Vera received his MD from the University El Bosque in Bogota, Colombia. Dr. Vera continues to be employed by the Baylor College of Medicine.

David Eansor.   Mr. Eansor joined the Board in October 2018. Mr. Eansor brings to our Board over three decades of experience in Life Sciences with particular emphasis in Cell Therapy reagents, assays and contract manufacturing. Since April 2018, Mr. Eansor has been the President of Protein Sciences Segment (PSS) at Bio-Techne Corporation (NASDAQ: TECH), a leading developer and manufacturer of high quality, life science reagents and instrumentation — notably cytokines and growth factors, antibodies, biologically active small molecule compounds, plate-based immunoassays and automated assay instrumentation. PSS is the largest segment of Bio-Techne which includes the R&D Systems, Protein Simple, Novus and Tocris brands. From August 2014 to April 2018, Mr. Eansor was Senior Vice President of Bio-Techne’s Biotech Division. He joined Bio-Techne through its acquisition of Novus Biologicals in July 2014 where he served as Sr. Vice President of this privately held Antibody reagent company. Prior to joining Novus Biologicals, Mr. Eansor spend 7 years at Thermo Fisher Scientific, first as President of Life Science Research and later as President of the Bioscience Division. Prior to joining Thermo Fisher Scientific, David spent 5 years as President of Cambrex Bioproducts where he was responsible for the Media & Serum, Microbiology, Cell Therapy and Research Products business units of Cambrex Corporation. Prior to joining Cambrex, Mr. Eansor spent 19 years with R. P. Scherer Corporation, a contract pharmaceutical drug delivery manufacturer which was acquired by Cardinal Health. There he held various senior management positions, the last of which was Vice President of Pharmaceutical Operations. Mr. Eansor has a BSc in Chemistry from University of Western Ontario, a Bachelor of Commerce in General Business and Economics, and an MBA from the University of Windsor, Ontario, Canada.

Peter L. Hoang. Mr. Hoang has served as a director since September 2017. Mr. Hoang brings over twenty years of investment banking, venture capital, immuno-oncology and public company executive management experience to us. Mr. Hoang also serves as our President and Chief Executive Officer, positions which he commenced, September 22, 2017. Prior to joining us, Mr. Hoang served as Senior Vice President of Business Development and Strategy at Bellicum Pharmaceuticals from November 2014 to March 2017, as the Managing Director of Innovations at The University of Texas MD Anderson Cancer Center, where he headed the new venture formation and development effort for the institution from September 2012 to November 2014. Before joining MD Anderson, Mr. Hoang served as a senior investment banker, most recently as Managing Director of healthcare mergers & acquisitions advisory for CIT Group from November 2010 to March 2012. Mr. Hoang has also served in the M&A departments at Oppenheimer, J.P. Morgan, Merrill Lynch, and Deutsche Bank. He earned an M.B.A. with high honors distinction from the Anderson School of Management at UCLA and a B.A. from Yale University.

Our current corporate governance practices and policies are designed to promote stockholder value, and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

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Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees. The code describes the legal, ethical and regulatory standards that must be followed by our directors and officers and sets forth high standards of business conduct applicable to each director and officer. A copy of the code can be viewed on our website at https://markertherapeutics.com/corporate-governance/.

Our current corporate governance practices and policies are designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Code of Ethics also is aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. We intend to disclose amendments to certain provisions of our Code of Ethics, or waivers of such provisions granted to directors and executive officers, on our web site in accordance with applicable SEC requirements.

Independence of Directors

In determining whether our Directors are independent, we are required to comply with the rules of NASDAQ. We also expect to continue to comply with securities and other laws and regulations regarding the independence of directors, including those adopted under Section 301 of the Sarbanes-Oxley Act and Rule 10A-3 under the Securities and Exchange Act of 1934 with respect to the independence of Audit Committee members. The NASDAQ listing standards define an “independent director” generally as a person, other than an officer of a company, who does not, in the view of the company’s Board of directors, have a relationship with the company that would interfere with the director’s exercise of independent judgment. The Board has affirmatively determined that each of the following directors, constituting a majority of the Board, is independent within the meaning of NASDAQ listing standards:

Frederick Wasserman

David Laskow-Pooley

John Wilson

David Eansor

Such independence definition includes a series of objective tests, including that the director is not an executive officer or employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by NASDAQ listing standards, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure

In October 2018, following the closing of the acquisition of the assets of Marker Cell Therapy, our Board of Directors elected Mr. Frederick Wasserman as our Chairman. The independent members of our Board meet during every Board meeting in separate executive session without any member of management present.

In addition, as described in more detail below, our Board has three standing committees, each chairperson and each member of which is an independent director. Our Board delegates substantial responsibility to each Board committee, which reports their activities and actions back to the Board. We believe that our independent Board committees and their chairpersons are an important aspect of our Board leadership structure.

Risk Oversight

Our Board of Directors oversees our stockholders’ and other stakeholders’ interest in our long-term health and overall success and financial strength. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of competition. Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our Board, our officers are responsible for the day-to-day management of the material risks we face. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the Board in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for us. The Board regularly receives updates from management and outside advisors regarding certain risks we face, including potential litigation and various operating risks.

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Our Board of Directors believes that establishing the right “tone at the top” and that full and open communication between management and our Board of Directors are essential for effective risk management and oversight. Our Chief Executive Officer meets with our senior officers on a regular basis to discuss strategy and risks facing us. In addition, senior management regularly attends Board and committee meetings and is available to address any questions or concerns raised by our Board on risk management-related and other matters. Our Board also holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities.

While our entire Board of Directors is ultimately responsible for risk oversight, our Board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements and discusses policies with respect to risk assessment and risk management. Risk assessment reports are provided annually by management to our Audit Committee. Our Compensation Committee assists our Board with respect to the management of risk arising from our compensation policies and programs. Our Nominating and Governance Committee assists our Board with respect to the management of risk associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Meetings of the Board of Directors

Board of Directors. Our property, affairs and business are under the general management of our Board of Directors as provided by the laws of the State of Delaware and our Bylaws. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board. The Board of Directors has appointed standing Audit, Compensation and Nominating and Governance Committees of the Board of Directors. The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given our needs. Under our Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board currently consists of six members. The Board has no formal policy regarding board member attendance at the Annual Meeting.  In 2018, our Board of Directors met 12 times. Our Board of Directors also adopted various resolutions pursuant to unanimous written consents in lieu of a meeting during the year ended December 31, 2018 (“Fiscal 2018”). In Fiscal 2018, all Board members attended 100% of the meetings of our Board of Directors during the year and all committee members attended 100% of the total number of meetings of all committees of our Board of Directors on which they serve.

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until they resign or are removed from the Board in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until they resign or are removed from office by the Board of Directors subject, in certain cases, to employment agreements we have entered into with our officers.

Committees of the Board of Directors

Audit Committee: The Audit Committee members currently consist of Mr. David Eansor, Mr. David Laskow-Pooley and Mr. Frederick Wasserman, with Mr. Eansor serving as Chairman. The Board has affirmatively determined that each such person met the independence requirements for audit committee purposes based on the more stringent independence standards imposed by applicable NASDAQ and SEC rules. In addition, the Board of Directors has determined that Mr. Wasserman is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. The Board adopted an Audit Committee written charter. We believe that the Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at https://www.markertherapeutics.com/corporate-governance/. The Audit Committee met unanimously or consented to resolutions nine times during Fiscal 2018.

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The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of our independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of our financial policies, control procedures, accounting staff, and reviews and approves our financial statements. The Audit Committee is responsible for the review of transactions between us and our officers, Directors or entity in which our officers or Directors have a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of our disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures.

Compensation Committee: The Compensation Committee consists of directors Mr. David Laskow-Pooley, Mr. Frederick Wasserman and Mr. John Wilson, with Mr. Laskow-Pooley serving as Chairman. The Board has determined that each current member of the Compensation Committee meets the applicable requirements for independence. The Compensation Committee is responsible for establishing the compensation of our Directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers our various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. The Board adopted a Compensation Committee charter, to outline its compensation, benefits and management development philosophy and to communicate to stockholders our compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.  A current copy of the Compensation Committee charter is available on our website at https://www.markertherapeutics.com/corporate-governance/. The Committee met or acted by written consent five times during Fiscal 2018.

Nominating and Governance Committee: The Nominating and Governance Committee consists of Mr. John Wilson, Mr. David Eansor and Mr. Frederick Wasserman, with Mr. Wilson serving as Chairman.  The Board has determined that each current member of the Committee meets the applicable requirements for independence. The Committee met or unanimously consented to a resolution five times during Fiscal 2018. The Board adopted a Nominating and Governance Committee charter. A current copy of the Committee’s charter is available on our website at https://www.markertherapeutics.com/corporate-governance/. In addition to recommending candidates to the Board for election at the Annual stockholder Meeting, the Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the Board. The evaluation process occurs annually and has, to date, been informal.

The Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Committee will consider as candidates for director individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our stockholders. Such candidates must be able to make a significant contribution to the governance of the Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of the Company, and the disciplines represented by incumbent directors. In evaluating candidates for nomination as a director, the Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a director. One or more of our directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees.

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Director Nomination and Board Observer Rights

In connection with our private placement financing in October 2018, one of the private placement investors, New Enterprise Associates 16, L.P. (“NEA”), was granted the right to designate either an observer or a Board member to our Board of Directors. The Company entered into a Board Observer and Director Nomination Agreement (the “Board Agreement”) that provides NEA with the designation right until either (i) a Change of Control Transaction or (ii) NEA ceases to own at least 2,500,000 shares of the Company’s common stock.

At the sole discretion of NEA, in lieu of designating an observer to the Board, NEA has the right to designate a nominee to serve as a member of the Board. If NEA provides written notice to the Company that it is exercising its right to designate a nominee, the Company is required, as promptly as practicable, to take all necessary and desirable actions within its control (including, without limitation, increasing the size of the Board, calling special meetings of the Board and the shareholders of the Company and recommending, supporting and soliciting proxies) to allow the nominee to serve as a member of the Board.

If NEA designates a nominee to serve as a member of the Board, and such nominee is thereafter appointed or elected to the Board, then the right of NEA to appoint a Board observer will automatically terminate so long as the nominee is serving as a member of the Board. If NEA has designated a person as a Board observer, and thereafter designates a different person as a nominee who becomes a member of the Board, then such person designated as Board observer may continue in such capacity on an “at will” basis, until such time as the Board takes an affirmative action to remove such person as a Board observer at the Board’s sole discretion. The Company has not received written notice that NEA is exercising its right to nominate a director. NEA has elected to initially designate Mr. Ali Behbahani as its Board observer.

Aisling Capital IV, LP (“Aisling”) also has the right to designate a Board observer, so long as Aisling holds a number of shares of our common stock that is no less than 70% of the number of shares purchased by Aisling in our October 2018 financing. Aisling has elected to initially designate Mr. Steve Elms as its Board observer.

Direct Stockholder Communication to Board Members

Our Corporate Governance Guidelines provide that our Chairman and Chief Executive Officer are responsible for establishing effective communications with our stockholders. Our Board of Directors has implemented a process for stockholders to send communications to our Board of Directors and to specific individual directors. Any stockholder desiring to communicate with our Board of Directors, or with specific individual directors, may do so by writing to our Secretary at 3200 Southwest Freeway, Suite 2240, Houston, Texas 77027. Our Secretary will promptly forward all such sealed communications to our Board of Directors or such individual directors, as applicable.

Director Nominations Process

The Nominating and Corporate Governance Committee administers our director nominations process, and establishes criteria for Board of Directors member candidates and the process by which candidates for inclusion in our recommended slate of director nominees are selected.

Minimum Criteria for Board of Directors Members. Under the director nominations process, each Board of Directors candidate must possess at least the following specific minimum qualifications:

•	He or she shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

•	He or she shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and established a record of professional accomplishment in his or her chosen field.

•	He or she shall be prepared to participate fully in Board of Directors activities, including, if eligible, active membership on at least one committee and attendance at, and active participation in, meetings of the Board of Directors and any committee of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating and Corporate Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

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Desirable Qualities and Skills. The Nominating and Corporate Governance Committee also considers it desirable that each candidate should:

•	Contribute positively to the collaborative culture among Board of Directors members.

•	Possess professional and personal experiences and expertise relevant to our goal of being a leading biopharmaceutical company. At this stage of our development, relevant experiences might include, among other things, large biotechnology or pharmaceutical company chief executive officer or senior management experience, senior-level management experience in medical research or clinical development activities in the fields of oncology, immunology or molecular biology within a public company or large university setting, and relevant senior-level expertise in one or more of finance, accounting, sales and marketing, organizational development and public relations.

Internal Process for Identifying Candidates. The Nominating and Corporate Governance Committee has two primary methods for identifying Board of Directors candidates. On a periodic basis, the Nominating and Corporate Governance Committee may solicit suggestions for possible candidates from a number of sources, which may include members of the Board of Directors, our senior executives, individuals personally known to members of the Board of Directors, and independent research by either members of the Board of Directors or our senior executives. The Nominating and Corporate Governance Committee may also retain at the Company’s expense one or more search firms to identify candidates. If a search firm is used, it may be asked to identify possible candidates who meet minimum and desired qualifications, interview and screen candidates, conduct appropriate background and reference checks, act as a liaison among the Board of Directors, the Nominating and Corporate Governance Committee and the candidate during the screening and evaluation process, and be available for consultation as needed by the Nominating and Corporate Governance Committee.

Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee will also consider properly submitted stockholder nominations for candidates for membership on the Board of Directors. Any of our stockholders may recommend one or more eligible persons for election as a director at an Annual Meeting of Stockholders if the stockholder provides the recommendation to our Corporate Secretary at our principal executive offices not less than 120 days prior to the anniversary of the date of the Proxy Statement released to stockholders in connection with the previous year’s annual meeting. In the event that we set an annual meeting date that is not within 30 days before or after the anniversary of the immediately preceding annual stockholders meeting, the stockholder’s recommendation must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. To be eligible for consideration, a candidate proposed by a stockholder must be independent of the stockholder providing the nomination in all respects, as determined by the Nominating and Corporate Governance Committee or by applicable law, qualify as an “independent director” under the Nasdaq Stock Market Rules and meet the Minimum Criteria for Board of Directors Members set forth above.

Evaluation of Candidates. The Nominating and Corporate Governance Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating and Corporate Governance Committee’s or other director’s initial evaluation, a candidate continues to be of interest, the Nominating and Corporate Governance Committee Chair or one or more other directors will interview the candidate and communicate the interviewer(s)’ evaluation to the other Nominating and Corporate Governance Committee member(s), the Chairman of the Board, the Chief Executive Officer, and the independent members of the Board of Directors. Later reviews will be conducted by other members of the Nominating and Corporate Governance Committee, the Board of Directors and senior management. Ultimately, background and reference checks will be conducted and the Nominating and Corporate Governance Committee will meet to finalize its list of recommended candidates for the Board of Directors’ consideration.

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Timing of the Identification and Evaluation Process. Our fiscal year is the calendar year. The Nominating and Corporate Governance Committee expects generally to meet one or more times to consider, among other things, candidates to be recommended to the Board of Directors for inclusion in our recommended slate of director nominees for the next annual meeting and our Proxy Statement. The Board of Directors usually meets each March or early April and at that meeting approves, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting. All candidates, whether identified internally or by a nomination received from a stockholder, who after evaluation are recommended by the Nominating and Corporate Governance Committee and the independent members of the Board of Directors, and approved by the Board of Directors, will be included in our recommended slate of director nominees in our Proxy Statement.

Director Compensation

Employee Directors

Our Director Compensation Program provides that employee directors receive no additional compensation in connection with their Board service.

Non-Employee Directors

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board, consistent with the approach of our peers. We further believe it is important to align the long-term interest of our non-employee directors with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment. Our cash compensation policies are designed to encourage frequent and active interaction between our non-employee directors and our executive officers as well as to compensate our directors for their time and effort. Accordingly, our Director Compensation Program provides that non-employee Directors receive:

•	An initial grant upon joining the Board of 12,500 stock options under the 2014 Omnibus Stock Ownership Plan;

•	An annual retainer; and

•	Reimbursement of reasonable expenses incurred.

Our Board approved and set an annual retainer in the amount of $80,000 for each non-employee director, in lieu of any per Board or committee meeting fees (including telephonic meetings), or committee chair fees.  The annual non-employee retainer is payable as follows:

(i)	half in cash ($40,000) to be paid in four equal quarterly payments at the end of each calendar quarter, provided such director is still serving as a director, and

(ii)	half ($40,000) to be paid in restricted common stock under the 2014 Omnibus Stock Ownership Plan (the “Plan”) at the time of our annual stockholder meeting, with such shares determined based on the closing price for our shares on the day preceding the annual meeting and which shall be immediately vested.

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The following table sets forth information relating to compensation earned or paid to our non-employee directors for their services as directors in the fiscal year ended December 31, 2018, and excludes compensation paid to our directors for their services as executive officers:

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation	Total
Frederick Wasserman	$40,000	$42,843	-	-	$82,843
David Laskow-Pooley	$40,000	$42,843	-	-	$82,843
John Wilson (2)	$8,261	-	$104,125	-	$112,386
David Eansor (2)	$8,261	-	$104,125	-	$112,386

(1) As of December 31, 2018, Mr. Wasserman, Mr. Laskow-Pooley, Mr. Wilson, and Mr. Eansor, had aggregate options to acquire 12,500, 12,500, 12,500, and 12,500 shares of common stock, respectively.

(2) For each of Mr. Wilson and Mr. Eansor, this figure represents the cash portion of the retainer prorated for the portion of the year in which services were provided and represents a one-time award of options upon joining our Board of Directors in the share amount of 12,500, per our non-employee director compensation program. See Note 12 of the Notes to the Consolidated Financial Statements contained in our Annual Report for the fiscal year ended December 31, 2018 for a discussion of all assumptions made by us in the valuation of the equity awards.

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PROPOSAL 2

ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

Summary

As provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and as required by Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our stockholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say on Pay”).

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain highly qualified leadership personnel, providing them attractive long-term career opportunities. Our compensation philosophy is to provide executives with a competitive total compensation package which motivates superior job performance, the achievement of our business objectives, and the enhancement of stockholder value. Rather than basing compensation on a series of specific performance objectives, we encourage initiative, teamwork and innovation, and each executive is enabled to use his or her abilities and particular area of responsibility to strengthen our overall performance. Please read the “Compensation Discussion and Analysis” of this Proxy Statement for a detailed description and analysis of our executive compensation programs, including information about the fiscal year 2019 compensation of our named executive officers.

It is the philosophy of the Board of Directors to align the interests of our executive officers and stockholders by integrating the executives’ compensation opportunities with our long-term corporate strategic and financial objectives. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other biotechnology companies, particularly those of similar size and those in our geographic areas. Our Compensation Committee sets overall compensation at a level it believes to be fair, based upon a subjective analysis of the individual executive’s experience and past and potential contributions to us.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Marker Therapeutics, Inc., as disclosed in the 2018 Proxy Statement of Marker Therapeutics, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider the outcome of the vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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MANAGEMENT AND NAMED EXECUTIVE OFFICERS

The following table sets forth information regarding our named executive officers as of the Record Date.

Name	Age	Position
Peter L. Hoang	47	President and Chief Executive Officer
Anthony Kim	43	Chief Financial Officer
Michael Loiacono	53	Chief Accounting Officer

Named Executive Officers

Mr. Peter Hoang. The biography of Mr. Hoang is included above under “Board of Directors and Corporate Governance.”

Mr. Anthony Kim.  Mr. Kim has served as our Chief Financial Officer since November 27, 2018.  Previously, from October 2017 until November 2018, Mr. Kim served as an Executive Director in the Healthcare Group at Nomura Securities International, Inc. Before joining Nomura, from May 2012 until March 2016, Mr. Kim was a Senior Vice President at Jefferies in their Healthcare group. Previously, he was an investment banker at Oppenheimer & Co. and J.P. Morgan Securities. Mr. Kim earned an AB in economics from the University of Chicago and an MBA with a concentration in finance from the UCLA Anderson School of Management.

Mr. Michael J. Loiacono. Mr. Loiacono has served as our Chief Accounting Officer, Secretary and Treasurer since August 25, 2016. Mr. Loiacono also previously served as our Chief Financial Officer from August 2016 until November 27, 2018 when the roles of Chief Accounting Officer and Chief Financial officer were separated by the Company and Mr. Tony Kim became our Chief Financial Officer. Prior to joining us, Mr. Loiacono was responsible for strategic development at FTCI, Inc., which included new products and services, new market penetration and maximizing gross and net revenues. Between 2006 and 2013, Mr. Loiacono served as Chief Financial Officer of Global Axcess Corp, a publicly-traded company until it was acquired by FCTI, Inc. At Global Axcess, Michael oversaw the overall financial strategy of the company, including capital raises, mergers & acquisitions, corporate finance, treasury, financial planning and analysis, accounting, investor relations, external auditing and was responsible for Global Axcess’ corporate strategy function. Prior to FCTI/Global Axcess, Michael held various positions of increasing responsibility in finance management through several private and publicly-traded organizations. Michael attended Rutgers University, Business School where he received his B.S. degree.

Our named executive officers serve at the pleasure of our Board of Directors until their successors are elected or qualified and subject, in certain cases, to employment agreements we have entered into with our officers. See “Executive Compensation—Employment Contracts and Change in Control Arrangements.”

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Throughout this section of the Proxy Statement, the individuals who served as our chief executive officer, chief financial officer and chief accounting officer, as well as the other individuals included in the Summary Compensation Table herein, are referred to as the “named executive officers.”

Overview of Executive Compensation Program

This section explains the objectives of our named executive officer compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2018, and the factors we considered in making those decisions, and focuses on the compensation of officers who are listed as our “named executive officers” in this Proxy Statement. The named executive officers include the following three officers who are currently employed with us:

•	Peter Hoang, our President and Chief Executive Officer,
•	Anthony Kim, our Chief Financial Officer, and
•	Michael Loiacono, our Chief Accounting Officer.

In addition to the foregoing named executive officers who continue to be employed at our Company, the named executive officers required for disclosure in this Proxy Statement include Dr. Glynn Wilson who resigned as our Chairman effective October 17, 2018, and whose employment term with us as our strategic advisor ended on December 31, 2018. Accordingly, while Dr. Wilson is listed in this Proxy Statement as a named executive officer, he is not currently employed by the Company, but is available to us, upon our request, to provide consulting services.

The Compensation Committee of our Board of Directors is responsible for establishing and evaluating our policies governing the compensation of our executive officers, including our named executive officers. The Compensation Committee reviews and proposes recommendations to the Board of Directors regarding the compensation to be paid to the Chief Executive Officer. In addition, the Compensation Committee reviews and approves the compensation to be paid to all other executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Compensation Committee has, in the past, at times included the other members of our Board of Directors in its deliberations regarding the salaries of our named executive officers.

At our 2018 Annual Meeting of Stockholders, on an advisory basis, a majority of the stockholders who voted on this matter approved the compensation of our named executive officers as disclosed in our 2018 Proxy Statement. The Compensation Committee believes the views of our stockholders are an important consideration when making decisions regarding our compensation program and will continue to take the views of our stockholders into consideration when assessing our compensation program and making decisions related to the structure and amount of pay.

Business Highlights

This past year was a transformational one for our Company. In May of 2018 we announced a strategic merger with Marker Cell Therapy (formerly Marker Therapeutics, Inc.) which we completed in October 2018. This transaction was transformative, enriching our strong immuno-oncology pipeline with a revolutionary multi-antigen targeted cell therapy platform. We believe that this transaction will change the cell therapy industry, potentially overcoming the well-known limitations of today’s CAR-T and TCR approaches by creating a best-in-class cancer immunotherapy platform. We believe that the integration of the two companies provides us with a compelling opportunity to create a unique and highly differentiated company in the immuno-oncology field.

In addition to the merger, we also expanded our management team to lead our combined go-forward entity. Our compensation program in 2018 reflects the challenges associated with designing a fixed compensation program at the beginning of the year in light of the ongoing discussions leading up to the merger, the significant number of newly hired executives, and the fact that the merger creates a materially different go-forward entity. Despite these challenges, the Compensation Committee remains committed to a philosophy which strongly aligns pay with demonstrated performance, and is confident that the decisions made are reflective of this overarching philosophy.

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Compensation Objective and Philosophy

Our named executive compensation programs are designed to achieve the following objectives:

•	Attract, motivate and reward named executive officers whose knowledge, skills, performance and business relationships are critical to our success;

•	Align the interests of our named executive officers and stockholders by motivating named executive officers to ultimately increase stockholder value as well as facilitate retention;

•	Motivate our named executive officers to manage our business to meet our short term and long-range goals and reward accomplishment of these goals;

•	Provide a competitive compensation package which includes some pay for performance factors.

Compensation Determination Process

We conduct an annual review of named executive officer compensation, generally in December or January. At the Compensation Committee’s direction, our Chief Executive Officer prepares an executive compensation review for each named executive officer, other than himself, which includes recommendations for:

☐	a proposed year-end bonus, if any, based on the achievement of individual and/or corporate objectives;

☐	a proposed increase, if any, in base salary and target annual incentive opportunity for the upcoming year; and

☐	an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to a named executive officer’s employment agreement, compensation arrangements, responsibilities or severance arrangements.

In accordance with Nasdaq requirements, the Compensation Committee also meets in an executive session without the Chief Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s compensation, including base salary, cash bonus and year-end annual stock options. The Compensation Committee also grants year-end stock options to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer.

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end, our Chief Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses (i) for each named executive officer for the upcoming year (in accordance with that named executive officer’s employment agreement), and (ii) for all other employees as a group. The Compensation Committee in its discretion may revise our Chief Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer, reviews performance and determines the extent to which any established goals were achieved.

Setting Compensation for Named Executive Officers - Compensation Committee, Board of Directors and Chief Executive Officer

The Compensation Committee of our Board of Directors has the primary responsibility for determining compensation of our named executive officers. Our Compensation Committee recommends the compensation of our Chief Executive Officer and determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each other named executive officers, although our Compensation Committee has, on occasion, submitted its compensation determinations for named executive officers to our full Board of Directors for its approval. In December 2018, the Compensation Committee engaged Radford, a business unit of Aon plc, as a compensation consultant (“Radford”), and has assessed Radford’s independence pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Radford from independently advising the Compensation Committee. Radford advises the Compensation Committee on matters related to executive compensation, board remuneration and related governance matters.

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Our Compensation Committee retained Radford to assess our current compensation programs and provide recommendations for continued improved alignment of the programs with our compensation philosophy and goals. Radford conducted and reported to the Compensation Committee an assessment of our named executive officer’s base salaries, target total cash, short- and long-term incentives, target total direct compensation and retention value of prior equity awards against the competitive market. To determine the competitive market compensation, Radford Global Life Sciences survey data was blended with proxy data of peer companies identified. The foregoing information was considered when determining the relative proportion of salary, cash incentive or equity awards relative to each other and to total compensation.

Benchmarking in the Context of Our Other Executive Compensation Principles

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing executive pay. While the Compensation Committee does not have a formal benchmarking policy, the Committee does consider the median of the competitive market as its primary reference point when reviewing market data. Due to the transitional nature of 2018, the Committee did not complete a formal compensation study, but instead relied upon its general knowledge of this industry. The Compensation Committee will incorporate a more formal review of the competitive market into its 2019 compensation process.

Our Compensation Committee believes that, given the competitiveness of our industry and our Company culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.

Elements of Named Executive Compensation

We have designed and implemented compensation policies that have historically allowed us to recruit both in the geographic areas where we operate and where our named executive officers serve, as the case may be. For 2018, the principal components of compensation for our named executive officers consisted of:

•	Annual base salary;

•	Annual bonus incentives; and

•	Equity Incentive Awards/Option Awards.

Annual Base Salary

We provide our named executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the negotiated terms of each named executive officer’s employment agreement, if any;

•	an internal review of the named executive officer’s compensation, both individually and relative to other named executive officers; and

•	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

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Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies.

Annual Incentive Bonuses

We provide an opportunity for each of our named executive officers to receive an annual incentive bonus based on the satisfaction of individual and company objectives established by our Board of Directors, or if no objectives are established at the discretion of the Committee. These incentives can be paid in cash or stock at the discretion of the Committee. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

Historically, due to a variety of factors, including but not limited to, the small number of employees and the financial circumstances of the Company, the Compensation Committee has not established formal corporate goals for the upcoming fiscal year. The Committee instead has relied on a holistic retrospective assessment of performance in determining bonuses at year end for our named executive officers. Following the closing of the Marker Cell Therapy acquisition, the increase in management personnel and the engagement of Radford, the Committee expects to establish goals for 2019 and to award annual incentives pursuant to achievement against these goals.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our named executive officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2014 Omnibus Stock Ownership Plan to provide all of our employees, including our named executive officers, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value. Additionally, equity awards provide an important retention tool for all employees, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

We typically grant equity awards in connection with hiring a new employee. In addition, equity awards may also be granted for performance annually at, or soon after, the end of each year, depending on position, performance and tenure at the Company.

The determination of whether to grant stock options, as well as the size of such grants, to our named executive officers involves assessments by the Compensation Committee and our Board of Directors and, with respect to named executive officers other than himself, our Chief Executive Officer. Generally, annual equity awards are driven by our desire to retain and motivate our named executive officers, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our named executive officers, the Compensation Committee and our Board of Directors also considers publicly available data prepared by Radford at the request of the Compensation Committee from other similar clinical stage companies identified by the Compensation Committee.

We currently grant stock options or stock awards to new employees when they join our Company based upon their position with us and their relevant prior experience. The range of options that can be granted to employees is prescribed in a schedule based on employee’s title and position. The awards granted by the Compensation Committee generally vest over the first four years of the ten-year option term (although some previously granted awards vest over shorter periods), or upon the achievement of certain milestones. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting and exercise rights generally cease upon termination of employment, except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our employees and reward, or provide incentive for, the achievement of corporate goals and strong individual performance. Our Board of Directors has not granted our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our Company, or to make grants during each annual non-executive employee review cycle.

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It is our policy to award stock options at an exercise price equal to the closing price on the Nasdaq Capital Market of our common stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date is deemed to be the later of the first day of employment for newly hired employees, or the date on which the Compensation Committee approves the stock option grant.

We have no program, practice or plan to grant stock options, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. We do, however, have a policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

Other Compensation

Other aspects of compensation applicable to our named executive officers consist of the following:

Retirement Benefits. We do not currently have any retirement plan in place for our named executive officers or employees.

Health and Welfare Benefits. All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage as may be provided and applicable to all employees.

Perquisites. We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees.

Employment Agreements. During 2018, we had employment agreements in effect with Mr. Peter Hoang, Mr. Anthony Kim and Mr. Michael J. Loiacono that provide for payment of one-year’s base salary as severance upon the involuntary termination of employment, provided such termination is not for cause, as defined in the agreements. We entered into employment agreements with these officers to ensure that they would perform their respective roles with the Company for an extended period of time. In addition, we also considered the critical nature of each of their positions and our need to retain them when we committed to these agreements. See “Employment Contracts and Change in Control Arrangements.”

2018 Named Executive Officer Compensation Decisions

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2018 achieved the overall objectives of our executive compensation program. In accordance with our overall objectives, executive compensation for 2018 was competitive with other similarly-sized companies. The Compensation Committee took the following key compensation actions in 2018:

Base Salaries

The Compensation Committee considers salary increases for our named executive officers generally on an annual basis, setting salaries based on corporate objectives and the recommendations of our Chief Executive Officer after assessing each executive’s performance. A similar process is used by the Board of Directors in setting our Chief Executive Officer’s salary.

In November 2018, the Compensation Committee approved an adjustment to Mr. Loiacono’s base salary from $200,000 to $275,000 in recognition of the amendment to his employment agreement to serve the Company as the Company’s Chief Accounting Officer and his past and expected future contributions to the performance of the Company.

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The 2018 base salary of Mr. Kim was set at the time Mr. Kim was hired in November 2018.

Annual Incentive Bonuses

We provide an opportunity for each of our named executive officers as well as other key employees, to receive a discretionary annual incentive bonus based on both (i) performance related to corporate objectives established by our Compensation Committee and Board of Directors and (ii) a subjective evaluation of the employee’s individual performance. For 2018, these objectives did not include individualized goals or company-wide goals that related to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital. Instead, due to the transformational nature of the merger, and the work associated with creating a combined go-forward strategy designed to deliver shareholder value over the long-term, the Committee determined 2018 bonuses based on a retrospective and holistic assessment of all aspects of individual and corporate performance in 2018. The significant events and developments affecting the condition of the Company during 2018 and the need to retain certain key employees and to engage new employees to manage and operate the Company was considered by our Compensation Committee at its meetings held in December 2018, February 2019 and March 2019.

Our Compensation Committee, in consultation with the Chief Executive Officer and our recently engaged compensation consultants, has considered corporate goals for the upcoming 2019 fiscal year for purposes of, among other things, making its recommendations regarding its discretionary annual bonus awards (and stock option grants) for the upcoming year to our named executive officers.

At its March 14, 2019, meeting, the Board approved a year-end cash bonus of $181,250 for Mr. Hoang, our Chief Executive Officer, in recognition of his substantial contribution to the Company’s growth and development in 2018, including his efforts in connection with the Marker Cell Therapy acquisition. Because Mr. Kim joined the Company in November 2018 he was not eligible for a bonus with respect to 2018 performance. Mr. Loiacono was paid a discretionary cash bonus during 2018 of $75,000 at the time his employment agreement was amended when Mr. Kim joined the Company. The cash year-end bonuses paid to the three currently serving named executive officers for 2018 is as follows:

Name and Position (1)	Hire Date	Annual Incentive Target % (2)	2018 Target Bonus Opportunity	2018 Actual Bonus Payment (3)	2018 Actual Bonus Payment (% of Target Award Opportunity)

Peter Hoang, President and Chief Executive Officer	9/22/17	50%	$181,250	$181,250	100%
Anthony Kim, Chief Financial Officer and Corporate Secretary	11/28/18	40%	$150,000	$0	-
Michael Loiacono, Chief Accounting Officer (4)	8/25/16	35%	$96,250	$0	-

(1)	Dr. Wilson who separated from us at the end of the year when his contract term expired was not awarded any bonus in 2018.

(2)	The annual cash bonus target is a percentage of base salary.

(3)	Bonus amount was paid after March 14, 2019.

(4)	In November 2018, Mr. Loiacono was awarded a cash bonus of $75,000 in connection with the amendment to his employment agreement, which also increased the percentage target from 30% to 35%.

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Annual Stock Option Awards for Named Executive Officers

Our Board of Directors and Compensation Committee generally make year-end options grants to our named executive officers in recognition of their performance. None of our named executive officers is currently party to an employment agreement that provides for an automatic grant of stock options.

At the recommendation of the Compensation Committee, in recognition of his substantial achievements in 2018, on October 19, 2018 the Board of Directors granted Mr. Peter Hoang, our Chief Executive Officer, an option award of 1,359,855 shares of our common stock at an exercise price of $9.18 (which price is equal to the closing price of our common stock on October 19, 2018). In determining the amount of Mr. Hoang’s option award, our Compensation Committee considered his existing equity holdings, his level of responsibility and criticality, the amount of his existing equity holdings, and its subjective assessment of his individual performance, including his contribution to the completion of our merger, and our overall Company performance. This award was intended to motivate Mr. Hoang to deliver value to stockholders by giving him the opportunity to benefit from the value the Compensation Committee believes he will be instrumental in creating.

Mr. Hoang’s option had a term of ten years and vested immediately.

After engagement of Radford and further review and consideration of Mr. Hoang’s overall compensation, certain changes were recommended by the Committee and approved by the Board on March 14, 2019, Mr. Hoang’s option award for 1,359,855 shares was amended to change the vesting from being fully vested to being subject to vesting on a monthly basis over four years, and Mr. Hoang’s employment agreement was amended to eliminate obligations of the Company to make future option awards to Mr. Hoang on the second and third anniversaries of his employment of 1% of the outstanding shares of common stock. Furthermore, the Compensation Committee has determined that this award shall serve as compensation for both 2018 and 2019. In making this determination, the Committee considered the size of the award, as well as its desire to align the interests of Mr. Hoang with those of the Company’s stockholders.

In October 19, 2018, following the closing of the Marker Cell Therapy asset acquisition and in recognition of Mr. Loiacono’s substantial efforts throughout the year toward the same, the Compensation Committee granted Mr. Loiacono stock options to purchase 300,000 shares, which options have a term of ten years provided that he remains employed with the Company and will vest in monthly installments over four years.

Stock Option Awards for New Named Executive Officers

Effective November 28, 2018, the Company hired Mr. Kim as our new Chief Financial Officer. In connection with the hiring process, the Compensation Committee utilized the data available from peer companies of similar size and structure, current market conditions for talented executive officers and recent compensation earned by the candidates for these positions. Based on these inputs, and considering the needs of the organization, our Compensation Committee granted Mr. Kim an option to purchase up to an aggregate of 400,000 shares of our common stock. The option has a ten-year term provided that he remains employed with the Company and will vest in installments as follows: (i) options for the purchase of one-quarter of the 400,000 shares shall vest on the one-year anniversary of his employment date; and (ii) the remaining options shall vest evenly in monthly installments over the next three years, commencing with the first month following the first anniversary of Mr. Kim’s employment date.

Former Named Executive Officers Whose Employment Ended in 2018

Effective October 17, 2018 Dr. Glynn Wilson resigned as our Chairman, and effective December 31, 2018, his contract with us to serve as a strategic advisor expired in accordance with its terms and no severance payments were made to Dr. Wilson.

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Other Policies and Considerations

Employment Agreements and Termination Benefits.

We have entered into written employment agreements with each of our current and former named executive officers. The main purpose of these agreements is to protect our Company from business risks such as competition for each named executive officer’s service, loss of confidential information or trade secrets, solicitation of our other employees, and to define our respective rights to terminate the employment relationship. Each of these employment agreements can be terminated by either party at any time. Each employment agreement was individually negotiated, so there are some variations in the terms among named executive officers. Generally speaking, however, the employment agreements provide for termination and severance benefits that the Compensation Committee believes are consistent with industry practices for similarly situated executives. The Compensation Committee believes that the termination and severance benefits help the Company retain the named executive officers by providing them with a competitive employment arrangement and compensation for termination of their employment by us without “cause.”

If Mr. Hoang’s employment is terminated by us without cause (as defined in his employment agreement) or by Mr. Hoang for good reason (as defined in his employment agreement), he will be entitled to receive, in addition to his accrued compensation and benefits, severance pay equal to 12 months of his base salary, payable in a single lump sum, and an annual performance bonus payable at the highest performance amount for the pro rata portion of the calendar year he served the Company, provided he has served a minimum of six months during such calendar year. Additionally, if Mr. Hoang’s employment is terminated by the Company without cause or by Mr. Hoang for good reason within six months following a change of control (as defined in his employment agreement), Mr. Hoang will be entitled to severance pay equal to 18 months of his base salary, payable in a single lump sum, and an annual performance bonus for the full year of termination payable at the highest performance amount and all of his stock options and other equity awards will immediately vest.

If Mr. Kim’s employment is terminated by us without cause (as defined in his employment agreement) or by Mr. Kim for good reason (as defined in his employment agreement), he will be entitled to receive, in addition to his accrued compensation and benefits, continued payment of this base salary for the first 12 months after the date of such termination paid over the Company’s regular payroll schedule and a lump sum amount equal to his annual performance bonus for the year of termination, pro-rated on the ratio that the number of days from the beginning of the calendar year in which such termination occurs through the date of termination bears to 365. Additionally, if Mr. Kim’s employment is terminated immediately prior to or within 12 months following a change of control (as defined in his employment agreement), he will be entitled to same benefits as described in the prior sentence except that his bonus payment will equal his full target annual performance bonus, rather than a pro rata portion, and all of Mr. Kim’s stock options and other equity awards will immediately vest.

If Mr. Loiacono’s employment is terminated by us without cause (as defined in his employment agreement) or by Mr. Hoang for good reason (as defined in his employment agreement), he will be entitled to receive, in addition to his accrued compensation and benefits, severance pay equal to 12 months of his base salary, payable in a single lump sum, and an annual performance bonus payable at the highest performance amount for the pro rata portion of the calendar year he served the Company, provided he has served a minimum of six months during such calendar year. Additionally, if Mr. Loiacono’s employment is terminated by the Company without cause or by Mr. Loiacono for good reason within eight months following a change of control (as defined in his employment agreement), he will be entitled to severance pay equal to eight months of his base salary, payable in a single lump sum, and an annual performance bonus for the full year of termination payable at the highest performance amount and all of his stock options and other equity awards will immediately vest.

The specific terms of the termination and change of control arrangements, as well as an estimate of the compensation that would have been payable had such provisions been triggered as of the end of 2018, are described in detail in the section below entitled “Executive Compensation – Potential Payments Upon Termination/Change of Control.”

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Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of our Company’s compensation policy.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

Clawbacks

We established a policy regarding recoupment, or “clawback,” of any performance-based compensation in the event our Company’s historical financial results are subsequently revised or restated in a way that would have produced a lower compensation amount. In order to further align management's interests with those of stockholders and to support our governance practices, the Board of Directors adopted a recoupment policy applicable to annual bonuses and other short-term and long-term incentive compensation based on financial targets (“Incentive Compensation”) received by current and former executive officers of the Company and such other senior executives/employees of the Company who may from time to time be deemed subject to the policy by the Board of Directors (“Covered Executive”). The policy provides that if, as a result of a restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, a Covered Executive received more Incentive Compensation than the Covered Executive would have received absent the incorrect financial statements, the Company shall recover said excess Incentive Compensation (defined as the excess of (i) the actual amount of Incentive Compensation paid to the Covered Executive over (ii) the Incentive Compensation that would have been paid based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement). The policy also provides that if the Board of Directors makes a determination in its sole discretion that a Covered Executive engaged in Misconduct (as defined below), the Board of Directors may require reimbursement or forfeiture of all or part of the Incentive Compensation received by the Covered Executive. The Board of Directors may use its judgment in determining the amount to be recovered. Misconduct is defined as (i) conviction of a felony, (ii) material breach of any agreement with the Company, (iii) material breach of any Company policy or code, (iv) act of theft, embezzlement or fraud, (v) misrepresentation or misstatement of financial or performance results, and (vi) any other act or event that the Board of Directors has determined that recoupment is appropriate.

Consideration of Stockholder Advisory Vote on Executive Compensation

The Compensation Committee also expects to consider the results of our stockholder advisory vote on executive compensation. The Board of Directors determined that stockholder advisory votes on executive compensation will be submitted to stockholders of the Company annually until the next required advisory vote on the frequency of conducting advisory votes on executive compensation.

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Summary Compensation Table

The following table sets forth all compensation awards to, paid or earned by the following type of named executive officers for each of the Company’s last two years ended December 31, 2018, and 2017: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the year ended December 31, 2018; (ii) the Company’s most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the year ended December 31, 2018; and (iii) up to two additional individuals for whom the disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the year ended December 31, 2018. We refer to these individuals collectively as our named executive officers.

Summary Compensation Table (6)

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(4)	Stock Awards ($)(2)(5)	Option Awards ($)(3)(6)	All Other Compensation ($)	Total ($)
Peter Hoang	2018	362,500	181,250	-	12,469,870	-	13,013,648
CEO and President	2017	90,625	11,300	795,000	-	-	896,925

Anthony Kim	2018	28,846	-	-	2,716,000	-	2,744,846
Chief Financial Officer

Michael J. Loiacono	2018	212,981	75,000	-	2,751,000	-	3,038,981
Chief Accounting Officer	2017	200,000	30,000	-	-	-	230,000
and Principal Accounting
Officer and Corporate
Secretary

Former Officer:

Glynn Wilson	2017	261,340	25,600	318,000	-	-	604,940

(1) Represents the salary paid to Mr. Peter Hoang, Mr. Anthony Kim and Michael J. Loiacono in accordance with the terms of their employment agreement with us. In the case of Mr. Kim, the salary reflects the portion of the year he served us in the capacity as an officer from the time his employment became effective. Includes amounts earned but deferred at the election of the named executive officer, such as salary deferrals under the Company’s 401(k) plan.

(2) The amounts in this column represent the aggregate grant date fair value of the restricted stock awards and restricted stock units, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The Company determines the grant date fair value of the awards by multiplying the number of units granted by the closing market price of one share of Marker Therapeutics common stock on the award grant date. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or the sale of the common stock awards.

(3) The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 12 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2018. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4) Represents bonus award of $181,250 earned by Mr. Peter Hoang for fiscal year 2018, all of which is to be paid in cash. Mr. Anthony Kim was not awarded a bonus for fiscal year 2018. Michael J. Loiacono was paid a discretionary bonus during fiscal year 2018 in connection with the amendment to his employment agreement and his service to us.

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(5) Represents awards of restricted common stock under our 2014 Omnibus Stock Ownership Plan, as amended awarded to Dr. Glynn Wilson of 23,559 shares (net of shares applied to cover withholding taxes). Such share awards were granted in connection with Dr. Wilson’s amended employment agreement. The shares issued to Dr. Wilson were issued at a fair value of $9.64 per share.

(6) Represents option awards made to Mr. Peter Hoang, Mr. Anthony Kim and Mr. Michael J. Loiacono in connection with their employment with us. Mr. Peter Hoang was awarded options to acquire 1,359,855 shares, with the options vesting immediately (which immediate vesting was subsequently amended on March 14, 2019 to provide for vesting monthly over four years). The exercise price for the option is $9.18 per share which was based on the fair market value on the date of the grant. Mr. Anthony Kim was awarded an option to acquire 400,000 shares, one fourth of the shares vest on the anniversary of the grant date, the remaining shares vest in 36 equal monthly installments following the first anniversary of the grant date, at an exercise price of $6.81 per share based upon the fair market value on the date of the grant. Mr. Michael J. Loiacono was awarded an option to acquire 300,000 shares, the shares vest in 48 equal monthly installments following the grant date, at an exercise price of $9.18 per share based upon the fair market value on the date of the grant. See Note 12 of the Notes to the Consolidated Financial Statements contained in this Annual Report for a discussion of all assumptions made by us in the valuation of the equity awards.

The amounts represent fees paid or accrued by us to the executive officers during the past year pursuant to various employment agreements, as between us and the executive officers, which are described below. Our executive officers are also reimbursed for any out-of-pocket expenses incurred in connection with corporate duties. We presently have no pension, annuity, life insurance, profit sharing or similar benefit plans.

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Outstanding Equity Awards

The following table sets forth information as of December 31, 2018 relating to outstanding equity awards for each named executive officer:

	Outstanding Equity Awards at Year End Table (3)
	Number of Securities Underlying Unexercised Options (exercisable)	Number of Securities Underlying Unexercised Options (unexercisable)	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Peter Hoang	1,359,855	—		$9.18	10/19/28
CEO and President (1)
Anthony Kim	—	400,000	—	$6.81	11/27/28
Chief Financial Officer
Michael J. Loiacono	44,850	9,317	—	$5.70	08/25/26
Chief Accounting Officer and Principal Accounting Officer	18,750	281,250	—	$9.18	10/19/28

(1)	Mr. Hoang’s option award agreement was subsequently amended on March 14, 2019 to change the vesting from fully vested to being subjected to a monthly vesting schedule over four years from the original grant date.

Employment Contracts and Change in Control Arrangements

Chief Executive Officer, Mr. Peter Hoang— Executive Employment Agreement.

Mr. Hoang entered into an Employment Agreement with us on September 22, 2017 pursuant to which Mr. Hoang agreed to serve as our President and Chief Executive Officer and which provides that Mr. Hoang’s base salary was $362,500 per year. The term of the agreement is for three years and will be automatically extended for an additional 12 months unless terminated by Mr. Hoang or us.

In connection with the execution of Mr. Hoang’s employment agreement he was granted 250,000 shares of restricted stock under our 2014 omnibus plan, all of which immediately vested. Additionally, on the first anniversary of his employment agreement, Mr. Hoang was, subject to certain conditions, eligible to receive a grant of stock options to purchase the number of shares equal to one percent (1%) of the then-outstanding common stock of the Company under the Company’s 2014 Omnibus Plan (the “Plan”) at an exercise price equal to the fair market value of the common stock at the time of such grant, provided that certain requirements are satisfied. The options granted, if made, would be immediately vested. In addition, on the second and third anniversaries of the employment agreement, Mr. Hoang shall, subject to certain conditions, be eligible to receive, on each such date, an additional grant of stock options to purchase the number of shares equal to one percent (1%) of the then-outstanding common stock of the Company under the Plan at an exercise price equal to the fair market value of the common stock at the time of such grant, provided that certain requirements are satisfied. These options if made, would be subject to such further vesting conditions, including performance criteria, as mutually agreed to by Mr. Hoang and the Board.

Mr. Hoang is subject to a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Also, during his employment term and for a period of 12 months thereafter, Mr. Hoang covenants not to compete with us and not to solicit any of our customers, vendors or employees. If Mr. Hoang breaches any of these covenants, the Company will be entitled to injunctive relief.

If Mr. Hoang’s employment is terminated by us for Cause (as defined in his employment agreement) or by Mr. Hoang without Good Reason (as defined in his employment agreement) during the term of the agreement, he will be entitled to receive his (i) his then-current annual base salary through the date of termination; (ii) any reimbursable expenses for which he has not yet been reimbursed as of the date of termination; and (iii) any other rights and vested benefits (if any) provided under employee benefit plans and programs of the Company, determined in accordance with the applicable terms and provisions of such plans and programs (“Accrued Compensation”).

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If Mr. Hoang’s employment is terminated by us without “Cause” or by him for “Good Reason” (as defined in his employment agreement), subject to his execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, the Company is obligated to make payments to Mr. Hoang within 60 days after his termination date equal to twelve months of his annual base salary, as in effect at the termination date, plus any earned but unpaid bonus (the “Additional Severance Payments”).

Upon a non-renewal of Mr. Hoang’s employment agreement by the Company at the end of the term, Mr. Hoang will be entitled to be paid 12 months of his annual base salary over a twelve-month period.

The employment agreement also contains change of control provisions providing that if Mr. Hoang’s employment with the Company is terminated by the Company without Cause or by him for Good Reason during the period of six months following a Change in Control (as that term is defined below) of the Company, in lieu of the Additional Severance Payments described above, Mr. Hoang will be entitled to receive a severance payment equal to the sum of (i) eighteen (18) months of his annual base salary, at the higher of the base salary rate in effect on the date of termination or the base salary rate in effect immediately before the effective date of the Change of Control, and (ii) his Performance Bonus for the year which includes the effective date of the Change in Control, payable at the limit of performance amount, which will be paid in a single lump sum after his execution and non-revocation of the Release. In addition, he will also receive in the same payment the amount of any performance bonus that, as of the date of termination, has been earned by Mr. Hoang but has not yet been paid by the Company. If Mr. Hoang holds any stock options or other stock awards granted under the Company’s Plan which are not fully vested at the time his employment with the Company is terminated by the Company without Cause during the period of six months following a Change in Control, such equity awards shall become fully vested as of the termination date. For purposes of the employment agreement, the term “Change in Control” means a transaction or series of transactions which constitutes a sale of control of the Company, a change in effective control of the Company, or a sale of all or substantially all of the assets of the Company, or a transaction which qualifies as a “change in ownership” or “change in effective control” of the Company or a “change in ownership of substantially all of the assets” of the Company under the standards set forth in Treasury Regulation section 1.409A-3(i)(5).

Mr. Hoang’ s employment agreement also provides that each of the payments and benefits under the agreement are subject to compliance with Section 409A of the Code and it includes time of payment language intended to comply with Section 409A requirements.

Amendment to Mr. Peter Hoang’s Employment Agreement.

On March 14, 2019, we entered into an amendment to Mr. Hoang’s employment agreement, the amendment made the following changes: (i) to reflect an increase of Mr. Hoang’s annual base salary from $362,500 to $380,000 per year effective January 1, 2019; (ii) to eliminate references to future equity awards in the second and third anniversary of the Employment Agreement of one percent (1%) of outstanding shares and to eliminate references to the initial equity award Mr. Hoang already received and to eliminate the first anniversary equity award that was not paid by the Company to Mr. Hoang due to the conditions for such award not being satisfied; (iii) to revise the Company’s products and services applicable to the non-compete provision; and (iv) to change the notice provision to the new headquarter location in Texas and the governing law to Texas. All other terms of Mr. Hoang’s employment agreement not modified by the amendment remain unchanged and in place.

Chief Financial Officer, Anthony Kim– Employment Agreement.

Mr. Kim entered into an Employment Agreement with us on November 27, 2018 pursuant to which Mr. Kim agreed to serve as our Chief Financial Officer. Mr. Kim’s Employment Agreement provides for payment of an annual base salary of $375,000 and Mr. Kim will be eligible for an annual performance based bonus of up to 40% of his base salary payable in immediately vested shares of common stock or cash at the discretion of the Board or Compensation Committee. In connection with the appointment of Mr. Kim as Chief Financial Officer, Mr. Kim was also granted 400,000 stock options to purchase common stock at an exercise price of $6.81 per share under the Company’s Plan. The exercise price of the options was equal to the fair market value of the common stock on the date of the execution of the Employment Agreement.

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If Mr. Kim’s employment is terminated by us for Cause (as defined in his employment agreement) or by Mr. Kim during the term of the agreement, he will be entitled to receive his (i) his then-current annual base salary through the date of termination; (ii) any reimbursable expenses for which he has not yet been reimbursed as of the date of termination; and (iii) any other rights and vested benefits (if any) provided under employee benefit plans and programs of the Company, determined in accordance with the applicable terms and provisions of such plans and programs (“Accrued Compensation”).

If Mr. Kim’s employment is terminated by us without “Cause” or by him for “Good Reason” (as defined in his employment agreement), subject to his execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, Mr. Kim within 60 days after his termination date shall receive continued payment of his base salary for the first twelve (12) months after the date of such termination (paid over the Company’s regular payroll schedule). Mr. Kim shall also receive a lump sum amount equal to his target annual performance bonus for the year of termination, pro-rated based on the ratio that the number of days from the beginning of the calendar year in which such termination occurs through the date of termination. Mr. Kim shall also receive COBRA continuation payments through earlier of severance payment period or eligibility to receive such payments.

The employment agreement also contains a change of control provision providing that if Mr. Kim’s employment with the Company is terminated by the Company without Cause or by him for Good Reason during the period of twelve months following a Change in Control (as that term is defined in the Company’s Plan) of the Company, Mr. Kim will be entitled to (i) receive continued payment of his base salary for the first twelve (12) months after the date of such termination (paid over the Company’s regular payroll schedule); (ii) a bonus payment equal to Mr. Kim’s full target annual performance bonus for the year of termination, rather than the pro-rated target bonus; and (iii) the vesting of all of Executive’s outstanding stock options and other equity awards that are subject to time-based vesting requirements shall accelerate in full such that all such equity awards shall be deemed fully vested as of the date of Mr. Kim’s termination.

For purposes of the employment agreement, the term “Change in Control” as defined in the Plan includes: (i) the acquisition by any Person of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (A) the then-outstanding shares of Stock or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; or (ii) consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company; or (iii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Mr. Kim’s employment agreement also provides that each of the payments and benefits under the agreement are subject to compliance with Section 409A of the Code and it includes time of payment language intended to comply with Section 409A requirements.

Mr. Kim’s Employment Agreement further provides that Mr. Kim is subject to a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Also, during his employment term and for a period of 12 months thereafter, Mr. Kim covenants not to compete with us and not to solicit any of our customers, vendors or employees. If Mr. Kim breaches any of these covenants, the Company will be entitled to injunctive relief.

Chief Accounting Officer, Michael J. Loiacono – Employment Agreement.

On August 25, 2016, we entered into an Employment Agreement with Michael J. Loiacono. Pursuant to that Agreement, Mr. Loiacono was to (a) serve as our Chief Financial Officer and Chief Accounting Officer, Secretary and Treasurer; (b) dedicate his full business time, attention and energies to performing his duties to us, as prescribed by the CEO; (c) manage our financial affairs and perform the duties typically assigned to the chief financial officer and chief accounting officer of a similarly situated company in our industry; and (d) perform such other reasonable duties as may hereafter be assigned to him by the CEO, consistent with his abilities and position as the Chief Financial Officer and Chief Accounting Officer and providing such further services to us as may reasonably be requested of him. The Agreement provided that Mr. Loiacono would perform such services in exchange for an annual base salary of $200,000 per year. The agreement provided for equity awards under our 2014 Omnibus Stock Ownership Plan consisting stock options to purchase 54,167 shares of our common stock at an exercise price of $5.70, which 6,251 options vested immediately, and the remaining options were subject to vesting in 36 equal monthly installments of 1,331 options on the last day of each of the 36 months following the grant date. The term of the Agreement is two years, and will be automatically extended for successive additional twelve (12) month periods after the end of the initial term, unless terminated by us or Mr. Loiacono by written notice.

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If the agreement is terminated by us without cause (as defined in the agreement), or if the agreement is terminated by Mr. Loiacono for good reason (as defined in the agreement), we are required to pay Mr. Loiacono a severance payment in an amount equal to 1/2 of his annual base salary, six months of continued health benefits, plus any amount of his annual performance bonus that was earned as of the date of termination but not yet paid.

The agreement provides that Mr. Loiacono may not solicit any of our employees or compete directly or indirectly with us during the term of the agreement and for one year after its expiration anywhere in the United States. The agreement contains customary confidentiality provisions.

Amendment to Mr. Loiacono’s Employment Agreement. In connection with the split of the roles of Chief Financial Officer and Chief Accounting Officer, on November 27, 2018, the Company entered into an Amendment to its Employment Agreement with Mr. Michael Loiacono (the “Amendment”). The Amendment provides for (i) the change in Mr. Loiacono’s title to reference his service to the Company solely as Chief Accounting Officer; (ii) an increase in Mr. Loiacono’s annual base salary to $275,000 per annum; (iii) an increase in Mr. Loiacono’s target performance based bonus percentage to up to 35% of his annual base salary during the term of his employment; and (iv) an increase in Mr. Loiacono’s entitlement to severance payments in the event of termination of his employment under certain circumstances, to twelve (12) months of his annual base salary. The other provisions of his employment agreement not effected by the Amendment shall remain unchanged. In connection with the execution of the Amendment, Mr. Loiacono was awarded a discretionary cash bonus in the amount of $75,000. Mr. Loiacono will also continue to serve as the Company’s Secretary and Treasurer.

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Equity Compensation Plan Information

The following table summarizes the equity compensation plans under which our equity securities may be issued as of December 31, 2018:

	(a) Number of Securities to be Issued Upon Exercise of Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	4,121,000	$8.69	3,432,800

Equity compensation plans not approved by stockholders(2)	0	N/A	0

Totals	4,121,000	$8.69	3,432,800

(1)	Includes shares of common stock authorized for awards under the 2009 Stock Incentive Plan.
(2)	Represents shares of common stock authorized for issuance under the 2014 Omnibus Stock Option Plan.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NASDAQ listing standards.

Review and Approval of Related Person Transactions

In order to ensure that material transactions and relationships involving a potential conflict of interest for any of our executive officers or directors are in our best interests, under the Code of Ethics and Business Conduct (“Code of Ethics”) adopted by the Board of Directors for all of our employees and directors, all such conflicts of interest are required to be reported to the Audit Committee of the Board of Directors, and the approval of the Audit Committee must be obtained in advance for us to enter into any such transaction or relationship. Pursuant to the Code of Ethics, none of our officers or employees may, on our behalf, authorize or approve any transaction or relationship, or enter into any agreement, in which such officer, director or any member of his or her immediate family, may have a personal interest without such Audit Committee approval. Further, none of our officers or employees may, on our behalf, authorize or approve any transaction or relationship, or enter into any agreement, if they are aware that one of our executive officers or directors, or any member of any such person’s family, may have a personal interest in such transaction or relationship, without such Audit Committee approval.

Our Audit Committee reviews all conflict of interest transactions involving our executive officers and directors, pursuant to its charter.

In the course of their review of a related party transaction, the Audit Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to us;

•	the importance of the transaction to the related person;

•	whether the transaction would impair the judgment of the director or executive officer to act in our best interests; and

•	any other matters the Audit Committee deems appropriate.

Any member of the Audit Committee who has a conflict of interest with respect to a transaction under review may not participate in the deliberations or vote respecting approval of the transaction, provided, however, that such director may be counted in determining the presence of a quorum.

Since January 1, 2018, we entered into transactions with certain of our officers and directors as follows:

The Asset Acquisition. On October 17, 2018, the Company completed its previously announced asset acquisition with Marker Cell Therapy, Inc., formerly known as Marker Therapeutics, Inc., a privately-held Delaware corporation (“Marker Cell”), in accordance with the terms of an agreement and plan of merger and reorganization dated as of May 15, 2018 (the “Merger Agreement”) by and among the company, Timberwolf Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the company (“Merger Sub”), and Marker. On October 17, 2018, pursuant to the Merger Agreement, Merger Sub was merged with and into Marker Cell (the “Asset Acquisition”), with Marker Cell being the surviving corporation and becoming a wholly-owned subsidiary of the company. In connection with the Asset Acquisition, the Company changed its name to Marker Therapeutics, Inc. and Marker Cell changed its name to Marker Cell Therapy, Inc. At the effective time of the Asset Acquisition, the former Marker Cell stockholders received (i) an aggregate of 13,914,255 shares of the Company’s common stock which equaled the number of shares of the Company’s common stock issued and outstanding immediately prior to the effective time of the Asset Acquisition, and (ii) an aggregate of 5,046,003 warrants which equaled the number of the Company’s warrants and stock options issued and outstanding immediately prior to the effective time of the Asset Acquisition (the “Merger Consideration”).

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At the effective time of the Asset Acquisition, former Marker Cell stockholders, Mr. John Wilson and Dr. Vera became directors of the Company. In addition, following the Asset Acquisition on October 19, 2018 Dr. Vera and Dr. Ann Leen, (also a former Marker Cell stockholder) became consultants to the Company serving as Chief Development Officer and Chief Scientific Officer, respectively. See “Consulting Agreements-Dr. Vera and Dr. Leen” below.

As former Marker Cell stockholders Mr. Wilson, Dr. Vera and Dr. Leen received a portion of the Merger Consideration described above as follows: Mr. Wilson received 6,060,783 shares of Company common stock and 2,197,944 warrants to acquire common stock of the Company, Dr. Vera and Dr. Leen each received 1,993,059 shares of Company common stock and 722,783 warrants to acquire common stock of the Company.

In connection with the Asset Acquisition, Mr. John Wilson, the former CEO of Marker Cell, was to be reimbursed for certain funds he advanced to Marker Cell prior to the closing of the Asset Acquisition. Following the consummation of the Asset Acquisition, in connection with the obligation to reimburse Mr. Wilson for such expenses, the Company paid Mr. Wilson $100,000 as part of the transaction expenses the Company incurred. At the effective time of the Asset Acquisition, and as part of the terms thereof, Mr. Wilson became a director of the Company.

Voting and Lock Up Agreement. In connection with the Asset Acquisition, the Company’s directors, former directors, and executive officers entered into voting and lock-up agreements and certain Marker Cell stockholders prior to the Asset Acquisition also entered into voting and lock-up agreements with the Company. Company directors Peter Hoang, David Laskow-Pooley, Frederick Wasserman, John R. Wilson, and Dr. Juan F. Vera entered in the voting and lock-up agreements. In addition, Company executive officers Michael J. Loiacono and Dr. Ann M. Leen also entered into a voting and lock-up agreement. The voting and lock-up agreements provided the parties would vote in favor of the Asset Acquisition and would be subject to a lock-up on the transfer of Company shares they beneficially owned and controlled for 180 days after the consummation of the Asset Acquisition which period expires on April 15, 2019.

Registration Rights Agreement. In connection with the Merger Agreement, the Company entered into a registration rights agreement with the former Marker Cell stockholders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, if the Company registered any shares of Company’s common stock for resale pursuant to a financing transaction the former Marker Cell stockholders had the right to include in the registration statement their Company common stock and warrant shares of common stock issued or issuable to such stockholders pursuant to the Asset Acquisition. The Company private placement that occurred concurrent with the Merger required the Company to file a registration statement for the resale of such private placement shares of Company common stock and shares able to be acquired upon exercise of Company warrants. A registration statement on Form S-3 was filed by the Company on October 30, 2018 in compliance with its obligation to do so, and subsequently declared effective by the Securities and Exchange Commission (the “SEC”) on November 16, 2018. Company directors, Mr. John Wilson and Dr. Juan Vera as well as the Company’s Chief Scientific Officer, Dr. Ann Leen were parties to the Registration Rights Agreement and were included as selling stockholders in the registration statement that was filed with the SEC and declared effective.

Board Designation and Observer Rights. In connection with the private placement transaction which occurred concurrently with the Asset Acquisition, one of the private placement investors and selling stockholder, New Enterprise Associates 16, L.P, (“NEA”) was granted the right to designate either a Board observer or a Board member to our Board of directors. The agreement provided NEA with the designation right until either (i) a Change of Control Transaction, or (ii) NEA ceases to own less than 2,500,000 Shares of the Company’s stock. NEA has elected to initially designate Ali Behbahani as their Board observer. In addition, another investor in the private placement transaction and selling stockholder, Aisling Capital IV, LP (“Aisling”), was granted the right to designate a Board observer, so long as Aisling held a number of shares of our common stock that was no less than 70% of the number of shares purchased in the private placement transaction.

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The Baylor License. As a result of the closing of the Asset Acquisition the Company became party to that certain exclusive license agreement (the “Baylor License”) with Baylor College of Medicine (“Baylor”) through its wholly owned subsidiary Marker Cell. The Baylor License was entered into on March 16, 2018. At the time the Baylor License was entered into, Baylor received equity in Marker Cell (the “Baylor Equity License Fee”). As a result of the Company’s consummation of the Asset Acquisition Baylor became a shareholder of the Company and the equity in Marker Cell that Baylor held was exchanged for Merger Consideration consisting of 1,490,813 shares of Company common stock and 540,643 warrants to acquire Company common stock. In addition, as a result of receiving the Baylor Equity License Fee, Baylor also entered the voting and lock-up agreement described above and was included in the registration statement referenced above. Other than the Baylor Equity License Fee and the payments discussed below under “Sponsored Research Agreement” the Company made no other payments to Baylor during the year under the Baylor License. The principal researchers behind the exclusively licensed intellectual property at Baylor were Dr. Juan Vera and Dr. Ann Leen who are each employed by Baylor. Neither Dr. Vera nor Dr. Leen has any direct interest in the Baylor Equity License Fee. Dr. Vera and Dr. Leen, as developers of the intellectual property licensed under the Baylor License and named therein, are entitled, together with other Baylor employee developers named in the Baylor License, to a percentage of any payments made to Baylor by the Company pursuant to the Baylor License, inclusive of any royalty and milestone payments that may be paid by the Company in the future. Upon the consummation of the Asset Acquisition and Dr. Vera and Dr. Leen entered into consulting agreement to serve as Chief Development Officer and Chief Scientific Officer, respectively. See “Consulting Agreements-Dr. Vera and Dr. Leen” below.

The Baylor Sponsored Research Agreement. On November 16, 2018, in furtherance of the Baylor License and as contemplated by the terms thereof, the Company entered in a Sponsored Research Agreement (“SRA”) with Baylor, which provided for the conduct of research for the Company by credentialed personnel at Baylor’s Center for Cell and Gene Therapy. The research is to be supervised by the Baylor Co-Investigators Dr. Vera and Dr. Leen as set forth and named in the SRA. Neither Dr. Vera nor Dr. Leen received any of these payments or are entitled to receive any portion of these payments. Dr. Vera and Dr. Leen do however indirectly benefit from such payments in connection with their status as Baylor employees. The SRA has a four-year term. Pursuant to the SRA, the Company has agreed to pay Baylor up to $256,272 for years one and two under the SRA with $76,882 paid up front and $153,764 paid in equal monthly installments over two years. Payments for years three and four are to be covered by an amendment. During the year ended December 31, 2018, the Company paid Baylor $0 under the SRA as the upfront payment was made in January 2019.

The Consulting Agreements-Dr. Vera and Dr. Leen. On October 19, 2018, after the closing of the Asset Acquisition, the Company entered into separate consulting agreements with each of Dr. Vera and Dr. Leen to serve as the Company’s Chief Development Officer and Chief Scientific Officer, respectively. Each of the consulting agreements provided for the payment of an annual base consulting fee of $350,000 for services to the Company, discretionary cash payments by the Company up to a maximum of 35% of the base consulting fees, and awards of 500,000 stock options. The consulting agreements are terminable by either party upon 30 days prior written notice. One quarter of the stock options awarded vest on the first anniversary of the award and the remainder vest evenly in equal monthly installments over a three-year period upon the continued performance of consulting services by Dr. Vera and Dr. Leen over such period. Dr. Vera and Dr. Leen are accomplished individuals in their fields, have other consulting arrangements with parties unrelated to the Company that have licensed intellectual property from Baylor resulting for their research and development efforts and they may pursue similar arrangements in the future. During the year ended December 31, 2018, Dr. Vera and Dr. Leen were paid $60,577 and $60,577, respectively by the Company under their consulting agreements.

Wilson Wolf Manufacturing Corporation. Company director and significant stockholder, John Wilson is also CEO and owner of Wilson Wolf Manufacturing Corporation (“Wilson Wolf”), which is a single-source vendor that provides the Company with the G-Rex® cell culture device (the “G-Rex® Product”) for the production of T cells used in the Company’s manufacturing process. The Company does not currently have a supply contract with Wilson Wolf for the G-Rex® Product. Purchases of the G-Rex® Product are made using a purchase order and are on the same terms as other Wilson Wolf customers. The Company may engage Wilson Wolf in discussions to customize the G-Rex® Product further to optimally match the Company’s manufacturing requirements, as well as to develop a scalability plan to drive efficiencies for a Company commercial product. No payments were made by the Company to Wilson Wolf during the year ended December 31, 2018.

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Employment of Dr. Tsvetelina Hoang. In July 2018, the Company employed Tsvetelina Hoang as the Company’s Vice President, Research & Development on an at will basis with an annual salary of $225,000. Dr. Hoang is the spouse of the Company’s Chief Executive Officer and President, Peter Hoang. The Audit Committee approved the employment of Dr. Hoang. During the year Dr. Hoang was paid $99,519 in compensation and was awarded 200,000 stock options by the Company’s Compensation Committee. One fifth of the options vest ten months after the grant date, the remainder of the shares vest in monthly installments thereafter upon the continued employment of Dr. Hoang by the Company through the vesting dates.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 18, 2019, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and our named executive officers as a group. Unless otherwise indicated, the address of each person shown is c/o Marker Therapeutics, Inc., 3200 Southwest Freeway, Suite 2240, Houston, Texas 77027. Beneficial ownership, for purposes of this table, includes options and warrants to purchase common stock that are either currently exercisable or will be exercisable within 60 days of the date of this Proxy Statement.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Stockholders:
New Enterprise Associates (2) 1954 Greenspring Drive Timonium, MD 21093.	8,750,000	17.8	%(2)
Eastern Capital Limited (3) 10 Market St. #773 Camana Bay, Grand Cayman KY1-1206, Cayman Island	5,300,002	11.3	%(3)
Aisling Capital IV LP (4) 888 Seventh Avenue, 12th Floor, New York, New York 10106	3,500,000	7.5	%(4)
Perceptive Advisors LLC (5) 51 Astor Place, 10th Floor New York, NY 10003	3,500,000	7.5	%(5)
Dr. Ann Leen (6)	2,715,842	5.9	%(6)
Directors and Officers:
Peter Hoang, Chief Executive Officer and President (7)	378,025	*	%
Frederick Wasserman, Chairman and Director (8)	30,783	*
David Laskow-Pooley, Director (9)	30,783	*
John Wilson, Director (10)	8,263,416	17.3%
Dr. Juan Vera, Chief Development Officer and Director (11)	2,715,842	5.9%
David Eansor, Director (12)	4,689	*
Anthony Kim, Chief Financial Officer(13)	0	*
Michael J. Loiacono, Chief Accounting Officer (14)	109,086	*
All executive officers and directors as a group (8 persons)	11,532,624	23.7%

*	Less than one percent (1%)

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this annual report. As of March 18, 2019 there were 45,440,704 shares of common stock issued and outstanding.

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(2) All information is based upon the Schedule 13D jointly filed on October 25, 2018 with the Securities and Exchange Commission by (a) New Enterprise Associates 16, L.P. (“NEA 16”), NEA Partners 16, L.P. (“NEA Partners 16”), which is the sole general partner of NEA 16; and NEA 16 GP, LLC (“NEA 16 LLC” and, together with NEA Partners 16, the “Control Entities”), which is the sole general partner of NEA Partners 16; and (b) Peter J. Barris (“Barris”), Forest Baskett (“Baskett”), Ali Behbahani (“Behbahani”), Carmen Chang (“Chang”), Anthony A. Florence, Jr. (“Florence”), Mohamad H. Makhzoumi (“Makhzoumi”), Joshua Makower (“Makower”), David M. Mott (“Mott”), Scott D. Sandell (“Sandell”), Peter W. Sonsini (“Sonsini”), Ravi Viswanathan (“Viswanathan”) and Paul Walker (“Walker”) (together, the “Managers”).  The Managers are the managers of NEA 16 LLC. NEA 16, NEA Partners 16, NEA 16 LLC, and the NEA 16 Managers share voting and dispositive power with regard to the shares owned directly by NEA 16. NEA owns 5,000,000 shares of Common Stock and 3,750,000 shares of common stock issuable upon exercisable of common stock warrants.

(3) All information is based upon the Schedule 13D/A jointly filed with the Securities and Exchange Commission by Eastern Capital Limited, Portfolio Services LTD. and Kenneth B. Dart, on November 8, 2018. Eastern Capital Limited beneficially owns 3,633,334 shares of Common Stock and 1,666,668 shares of Common Stock issuable upon exercise of the Series A-1 Warrant, Series D-1 Warrant, Series E-1 Warrant or the Series F-1 Warrant. Eastern Capital Limited has shared voting and dispositive power of the shares it beneficially owns with its parent, Portfolio Services Ltd. and Kenneth B. Dart. All warrants are subject to a limit of exercise to the extent (and only to the extent) that Eastern Capital Limited or any of its affiliates would beneficially own in excess of 49.9% of the common stock after giving effect to such exercise.

(4) All information is based upon the Schedule 13D filed on October 19, 2018 with the Securities and Exchange Commission by (i) Aisling Capital IV, LP, a Delaware limited partnership (“Aisling”); (ii) Aisling Capital Partners IV, LP, a Delaware limited partnership (“Aisling Partners”), a general partner of Aisling; (iii) Aisling Capital Partners IV LLC, a Delaware limited liability company (“Aisling Partners GP”), a general partner of Aisling Partners; (iv) Mr. Steve Elms, a managing member of Aisling Partners GP; and (v) Mr. Andrew Schiff, a managing member of Aisling Partners GP. Aisling owns 2,000,000 shares of Common Stock and 1,500,000 shares of common stock issuable upon exercisable of common stock warrants.

(5) All information is based upon the Schedule 13G filed on February 14, 2019 with the Securities and Exchange Commission by (i) Perceptive Advisors LLC (“Perceptive Advisors”), a Delaware limited liability company; (ii) Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”); and (iii) Joseph Edelman (“Mr. Edelman”). Perceptive Advisors serves as the investment manager to the Master Fund and may be deemed to beneficially own the securities directly held by the Master Fund. Mr. Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. The Master Fund directly holds 2,000,000 shares of Common Stock and a warrant exercisable for 1,500,000 shares of common stock warrants/

(6) Dr. Leen serves as our Chief Scientific Officer. This figure includes 1,993,059 shares directly owned by Dr. Ann Leen, and 722,783 shares of common stock issuable upon exercisable of common stock warrants, and excludes 500,000 shares subject to options that have not yet vested.

(7) This figure includes 179,711 shares directly owned by Mr. Peter Hoang and 198,314 shares subject to currently exercisable stock options and excludes 1,161,541 shares subject to options that have not yet vested.

(8) This figure includes 18,283 shares directly owned by Mr. Frederick Wasserman, and 12,500 shares subject to currently exercisable stock options.

(9) This figure includes 18,283 shares directly owned by Mr. David Laskow-Pooley, and 12,500 shares subject to currently exercisable stock options.

(10) This figure includes 6,060,783 shares directly owned by Mr. John Wilson, 2,197,944 shares of common stock issuable upon exercisable of common stock warrants, and 4,689 shares subject to currently exercisable stock options and excludes 7,811 shares subject to options that have not yet vested.

(11) This figure includes 1,993,059 shares directly owned by Dr. Juan Vera, and 722,783 shares of common stock issuable upon exercisable of common stock warrants, and excludes 500,000 shares subject to options that have not yet vested.

(12) This figure includes 4,689 shares subject to currently exercisable stock options and excludes 7,811 shares subject to options that have not yet vested.

(13) This figure excludes 400,000 shares subject to options that have not yet vested.

(14) This figure includes 109,086 shares subject to currently exercisable stock options and excludes 245,081 shares subject to options that have not yet vested.

There are no arrangements or understandings among the parties set out above or their respective associates or affiliates concerning election of directors or any other matters which may require stockholder approval.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

AS THE COMPANY’S INDEPENDENT AUDITORS

Summary

Marcum LLP served as our independent registered public accounting firm for the completion of our audit for the years ended December 31, 2017 and 2018. The Audit Committee has again approved the appointment of Marcum LLP (“Marcum”) as our independent auditors for the year ending December 31, 2019 and the Board has further directed that we submit the appointment of independent auditors and independent registered public accounting firm for 2019 for ratification by the stockholders at this stockholders’ meeting.

A representative of Marcum is expected to be present at the stockholders’ meeting, and will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Although ratification is not required by the Bylaws or otherwise, we are submitting the appointment to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in Marker’s and Marker’s stockholders’ best interests.

Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by our principal accountants, Marcum, in the categories indicated during each of the past two fiscal years ended December 31:

Services Rendered	Year Ended December 31, 2017	Year Ended December 31, 2018
Audit Fees	$114,000	$254,000
Audit Related Fees	-	72,000
Tax Fees	18,000	14,000
All Other Fees	-	-
	$132,000	$340,000

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements including internal control attestations as to 2018, included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Auditor Independence

In our fiscal year ended December 31, 2018, there were no other professional services provided by Marcum LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Marcum LLP.

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Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Policy on Pre-Approval of Services Performed by Independent Auditors

It is our Audit Committee’s policy to pre-approve all audit and permissible non-audit services performed by the independent auditors. The Audit Committee pre-approved all services that our independent accountants provided to us in the past two fiscal years.

Vote Required and Board of Directors’ Recommendation

Ratification of the appointment of Marcum as our independent auditors for the year ending December 31, 2019 requires the affirmative vote of the stockholders. The proposal will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as votes cast on an item and, therefore, will not affect the outcome of these proposals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT AUDITORS.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2018, and the notes thereto.

Audit Committee Oversight

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Review with Management

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. The Audit Committee held four meetings during the fiscal year ended December 31, 2018, including regular meetings in conjunction with the close of each fiscal quarter, during which the Audit Committee reviewed and discussed the Company’s financial statements with management and Marcum LLP. These Audit Committee meetings routinely include executive sessions of the committee, as well as private sessions with Marcum LLP. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 16 (Communication with Audit Committees).

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with Marcum the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also received and reviewed written disclosures and the letter from Marcum as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Marcum their independence from us.

During the fiscal year ended December 31, 2018, Marcum LLP served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2018. Marcum LLP did not have any financial interest, direct or indirect, in our company, and did not have any connection with our company except in its professional capacity as our independent auditors. As discussed in Proposal No. 3, the Audit Committee has engaged Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019.

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The Audit Committee discussed with Marcum LLP, the auditors of our 2018 annual financial statements, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Marcum LLP to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Marcum LLP are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

David Eansor (Chairman)

Frederick Wasserman

David Laskow-Pooley

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OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2018, our executive officers and directors filed with the Securities and Exchange Commission (the “Commission”), on a timely basis, all required reports relating to transactions involving equity securities of the Company beneficially owned by them. We have relied solely on the written representation of our executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K for 2018. Stockholders who would like additional copies of the Annual Report on Form 10-K should direct their requests in writing to:

Marker Therapeutics, Inc.

3200 Southwest Freeway, Suite 2240

Houston, TX 77027

Attention: Michael J. Loiacono, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE
BOARD OF DIRECTORS
/s/ Michael J. Loiacono
Michael J. Loiacono,
Secretary

Houston, Texas

March 28, 2019

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Appendix A

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

MARKER THERAPEUTICS, INC.

TO BE HELD AT PILLSBURY WINTHROP SHAW PITTMAN LLP

TWO HOUSTON CENTER, 909 FANNIN ST., SUITE 2000, HOUSTON, TEXAS 77010

ON MAY 9, 2019 AT 8:00 A.M. LOCAL TIME

The undersigned stockholder of Marker Therapeutics, Inc.(the “Company”), hereby constitutes and appoints Peter Hoang, Anthony Kim and Michael J. Loiacono with full power of substitution or in the place of the foregoing, for and on behalf of the undersigned stockholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of Stockholders or at any adjournments thereof (the “Annual Meeting”), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Stockholders and Proxy Statement, dated March 28, 2019, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any stockholder proposals not submitted to the Company for a vote of the stockholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal 1 is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the Directors listed on the reverse side, FOR Proposals 2, and 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARKER THERAPEUTICS, INC. AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE. The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Meeting.

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PROXY

A. PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, and 3.

Proposal 1: Election of Directors. To elect the following Directors to serve until the 2020 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified:

Frederick Wasserman	For ☐ Withhold Authority ☐
David Laskow-Pooley	For ☐ Withhold Authority ☐
John Wilson	For ☐ Withhold Authority ☐
Juan Vera	For ☐ Withhold Authority ☐
David Eansor	For ☐ Withhold Authority ☐
Peter Hoang	For ☐ Withhold Authority ☐

Proposal 2: Advisory vote on executive compensation.

☐ For	☐ Against	☐ Abstain

Proposal 3: Ratification of the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2019.

☐ For	☐ Against	☐ Abstain

B. Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held:

Signature of Stockholder

Signature of Stockholder (If held jointly)

Dated:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

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